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                                                                  EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 10, 2000, included in American Biogenetic Sciences, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our firm included in this Registration Statement.

                                                 /s/ Arthur Andersen LLP

  Melville, New York
  September 7, 2000